UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2015

Aroga Holding Corp

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54498

(Commission File Number)

45-2858005

(IRS Employer Identification No.)

310 Hopkins Street, Whitby, ON, Canada L1N 2B9

(Address of Principal Executive Offices and Zip Code)

905-668-8886

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a. a. On August 1, 2015Company was informed that our registered independent public accountant, Messineo and Company CPA's, of Clearwater Florida (“M&C”) declined to stand for re-appointment.

b. M&C's report on the financial statements for the year ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2014 and through the current date, there have been no disagreements with M&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&C would have caused them to make reference thereto in their report on the financial statements. Through the interim period August 1, 2015 (the date of notification), there have been no disagreements with M&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&C would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized M&C to respond fully to the inquiries of the successor accountant however M&C did not respond to any inquiries.

e. During the years ended December 31, 2014 and 2013 and the interim period through July 2, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. The Company provided a copy of the foregoing disclosures to M&C prior to the date of the filing of this Report and requested that M&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report, however the Company has not received the letter and was notified on December 16, 2015 by the Securities & Exchange Commission that the Commission has taken action to suspend M&C’s privilege of appearing or practicing before the Commission.

(2) New Independent Accountants:

a. On August 11, 2015, the Company engaged Green and Company as its new registered independent public accountant. During the years ended December 31, 2014 and 2013 and prior to August 11, 2015 (the date of the new engagement), we did not consult with Green and Company regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Green and Company, in either case where written or oral advice provided by Green and Company would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits-None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aroga Holding Corp

Dated: December 22, 2015	/s/ Grove Bennett
Grove Bennett
Chief Executive Officer